EXHIBIT 99.1 NEWS RELEASE

LivaNova to Acquire ImThera Medical, Inc.

Company will enter Obstructive Sleep Apnea space, enhancing its portfolio of Neuromodulation treatments and therapies

London, Dec. 5, 2017 — LivaNova PLC (NASDAQ:LIVN) (“LivaNova” or the “Company”), a market-leading medical technology company, today announced it has entered into an agreement to acquire the remaining outstanding interests in ImThera Medical, Inc. (“ImThera”). Headquartered in San Diego, Calif., ImThera is a privately held company focused on neurostimulation for the treatment of obstructive sleep apnea (“OSA”). ImThera manufactures an implantable device that stimulates multiple tongue muscles via the hypoglossal nerve, which opens the airway while a patient is sleeping.

“The ImThera device is highly aligned with our existing Neuromodulation business, and we are extremely excited about the opportunity to optimize the technology and fold it into our universal platform. In the near term, we will focus on expanding ImThera’s current commercial presence in the European market, while advancing enrollment in a U.S. Food and Drug Administration (FDA) pivotal trial,” said Damien McDonald, LivaNova’s Chief Executive Officer. “The OSA market is large and growing, with many unmet needs. With our strong commercial capabilities and robust manufacturing, we look forward to bringing this innovative technology to the large patient population that has been unsuccessful with other treatments, allowing them to improve their quality of life.”

Patients with OSA can experience impaired daytime functionality, along with severe comorbidities such as heart failure and stroke. ImThera’s implantable device received CE Mark in 2012 and is indicated for patients with moderate to severe OSA who are unable or unwilling to use continuous positive airway pressure (“CPAP”) therapy. For these patients, the device is designed to reduce or eliminate sleep apnea, as demonstrated through clinical studies and its initial commercial use in Europe. Enrollment in a pivotal study is currently under way with the FDA to obtain premarket approval for the OSA implant.

“Adding ImThera and its obstructive sleep apnea device to our portfolio will strengthen our position as a leader in the field of neuromodulation,” said Jason Richey, LivaNova’s President of North America and General Manager of the Neuromodulation business.

LivaNova has been an investor in ImThera since 2011 and has agreed to pay up to approximately $225 million to acquire the remaining outstanding interests of ImThera. Up-front costs are approximately $78 million with the balance paid on a schedule driven by regulatory and sales milestones. The deal is projected to be near-term accretive and is expected to close in early 2018 (subject to approvals and other customary closing conditions).

“ImThera Medical shares LivaNova’s mission to help patients live longer, better lives. We are proud of the accomplishments we have made in developing an effective CPAP alternative for individuals suffering from OSA. This acquisition will benefit healthcare providers, shareholders and most of all, the patients who are at the heart of everything we do,” said Marcelo Lima, ImThera’s Founder, President and Chief Executive Officer. “This is the culmination of several years of hard work by our team of dedicated professionals. We welcome the opportunity to become part of the LivaNova family and look forward to the continued evolution of our product.”

About ImThera Medical, Inc.

ImThera Medical is a global leader in neurostimulation for the treatment of obstructive sleep apnea. Headquartered in San Diego, ImThera was founded to improve the lives of patients suffering from the debilitating effects of OSA. ImThera’s sleep therapy product is comprised of an implanted small generator and multi-channel electrode lead, along with an external handheld remote control that can start, stop or pause therapy. ImThera collaborates with the world’s top scientists and medical experts in sleep medicine, and its product is commercially available in several countries outside the United States.

About LivaNova

LivaNova PLC is a global medical technology company built on nearly five decades of experience and a relentless commitment to improve the lives of patients around the world. LivaNova’s advanced technologies and breakthrough treatments provide meaningful solutions for the benefit of patients, healthcare professionals and healthcare systems. Headquartered in London and with a presence in more than 100 countries worldwide, the company employs more than 4,500 employees. LivaNova operates as three business franchises: Cardiac Surgery, Neuromodulation and Cardiac Rhythm Management, with operating headquarters in Mirandola (Italy), Houston (U.S.A.) and Clamart (France), respectively.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. Forward-looking statements are not historical facts but are based on certain assumptions of management and describe the Company’s future plans, strategies and expectations. Forward-looking statements can generally be identified by the use of forward-looking terminology, including, but not limited to, “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements contained in this press release are based on information presently available to LivaNova and assumptions that the Company believes to be reasonable, but are inherently uncertain. As a result, the Company’s actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements, which are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control. Investors are cautioned that all such statements involve risks and uncertainties, including without limitation, statements concerning closing of the proposed acquisition of ImThera, entry into the OSA space, developing the ImThera device as an important growth platform, investing in the clinical studies, regulatory approvals, product enhancements and other steps needed to launch this device commercially in new markets, developing ImThera as a positive addition to the Company’s neuromodulation portfolio, offering patients the most advanced OSA therapy, offering a significant new therapy to patients with OSA, adding clinical study sites for ImThera’s implantable device, bringing a superior technology to market and anticipating that this transaction will meet all LivaNova long-term financial metrics and internal standards. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the “Risk Factors” section of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Registration Statement on Form S-4 and other documents filed from time to time with the United States Securities and Exchange Commission by LivaNova. LivaNova does not give any assurance (1) that LivaNova will achieve its expectations, or (2) concerning any result or the timing thereof.

All information in this press release is as of the date of its release. The Company does not undertake or assume any obligation to update publicly any of the forward-looking statements in this press release to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release.

For more information, please visit www.livanova.com.

LivaNova PLC Investor Relations and Media

Karen King, +1 (281) 228-7262

Vice President, Investor Relations & Corporate Communications

Deanna Wilke, +1 (281) 727-2764

Corporate External Communications Manager

Corporate.Communications@LivaNova.com

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